LEASES	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
LEASES

11.	LEASES

As of December 31, 2015, the Company leased in fifteen vessels on long-term time charter, of which fourteen were from Ship Finance. All of these long-term charters are classified as capital leases. One of these charters terminated in February 2016 and the vessel was chartered in on a short-term time charter which have a profit sharing agreement whereby the Company pays the counterparty an amount equal to 60% of the charter revenues earned in excess of the daily base charter hire paid. A further ten vessels are leased in on short-term time charters from third parties and have been classified as operating leases. Three of these short-term time charter agreements were signed in the fourth quarter of 2015 but did not commence until the first quarter of 2016 and have a profit sharing agreement whereby the Company pays the counterparty an amount equal to 60% of the charter revenues earned in excess of the daily base charter hire paid. Furthermore, the Company is committed to make rental payments under operating leases for office premises.

Rental expense
The future minimum rental payments under the Company's non-cancellable operating leases are as follows:

(in thousands of $)
2016	63,675
2017	6,911
2018	292
2019	277
2020	277
Thereafter	—
71,432

Total expense for operating leases was $43.2 million, nil and nil for the years ended December 31, 2015, 2014 and 2013, respectively.

Contingent rental expense
In March 2015, Frontline 2012 entered into an agreement to charter in an MR tanker on a fixed rate charter whereby Frontline 2012 agreed to pay the counterparty a profit sharing payment equal to 50% of the charter revenues earned by Frontline 2012 in excess of the daily base charter hire paid. At December 31, 2015, the profit share expense incurred and recorded as charter hire expense was $0.7 million (2014: nil).

Rental income
Sixteen vessels were on fixed rate time charters at December 31, 2015 (2014: one) with a further two vessels (2014: nil) on fixed rate time charters with a profit sharing agreement in place. Two vessels were on index linked time charters at December 31, 2015 (2014: two). The minimum future revenues to be received on time charter, which are accounted for as operating leases and other contractually committed income as of December 31, 2015 are as follows:

(in thousands of $)
2016	109,918
2017	48,624
2018	4,043
2019	—
2020	—
Thereafter	—
162,585

The cost and accumulated depreciation of vessels leased to third parties as of December 31, 2015 were $734.2 million and $75.3 million, respectively, and as of December 31, 2014 were $186.1 million and $20.3 million, respectively.

Contingent rental income
In March 2015, Frontline 2012 entered into an agreement to charter out two Suezmax tankers on fixed rate time charters whereby the counterparty agreed to pay Frontline 2012 a profit sharing payment equal to 50% of the charter revenues earned in excess of daily base charter hire paid. During 2015, profit share income amounted to $1.0 million.

In December 2014 the Company entered into agreements to charter out two Suezmax tankers on index linked time charters. During the year the Company earned revenues of $27.7 million (December 31, 2014: $17.9 million)